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                                                                                                               Exhibit 3.2

      Microfilm Number _________________________________           Filed with the Department of State on November 21, 2003

      Entity Number 869683                                                          /s/ Pedro A. Cortes
                    ------                                                     -----------------------------
                                                                               Secretary of the Commonwealth
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               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                              DSCB:15-1915 (Rev 90)


         In compliance with the requirements of 15 Pa.C.S. ss. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

  1. The name of the corporation is: Genesis Health Ventures, Inc.
                                     -----------------------------

  2. The (a) address of this corporation's current registered office in this
     Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):
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
     (a)   101 East State Street,         Kennett Square,           Pennsylvania          19348                Chester
         --------------------------------------------------------------------------------------------------------------------
              Number and Street              City                       State               Zip                 County

     (b) c/o:
             ----------------------------------------------------------------------------------------------------------------
                              Name of  Commercial Registered Office Provider                           County


         For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

  3. The statute by or under which it was incorporated is: Business Corporation Law
                                                           ------------------------
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  4. The date of its incorporation is:         May 16, 1985
                                       ---------------------------------

  5. (Check, and if appropriate complete, one of the following):

  ______ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.


    X    The amendment shall be effective on:  December 2, 2003  at    12:01 am
  -----                                        ---------------------   --------
                                                     Date                Hour
  6. (Check one of the following):

             The amendment was adopted by the shareholders (or members) pursuant
     -----   to 15 Pa.C.S. ss. 1914(a) and (b).

       X     The amendment was adopted by the board of directors pursuant
     -----   to 15 Pa.C.S.ss.1914(c).

  7. (Check, and if appropriate complete, one of the following):

       X     The amendment adopted by the corporation, set forth in full, is as
     -----   follows:

     Article First of the Amended and Restated  Articles of Incorporation of
     ---------------------------------------------------------------------------
     the Corporation is hereby amended in its entirety to read as follows:
     ---------------------------------------------------------------------------

        "FIRST: Name: The name of the corporation is: NeighborCare, Inc."
     ---------------------------------------------------------------------------

        ____ The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.




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  8. (Check if the amendment restates the Articles):

     _____ The restated Articles of Incorporation supersede the original Articles and all amendments thereto.


         IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 21st day of November, 2003.


                            Genesis  Health Ventures, Inc.
                            ------------------------------
                                    Name of Corporation


                            BY:     /s/  Robert H. Fish
                               --------------------------
                                        Robert H. Fish

                            TITLE:  Chairman  and  Chief Executive Officer
                                    --------------------------------------

THIS IS A TRUE COPY OF THE ORIGINAL
SIGNED DOCUMENT FILED WITH THE
DEPARTMENT OF STATE